SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 15, 2017

The Advisory Board Company

(Exact name of registrant as specified in its charter)

Delaware	000-33283	52-1468699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2445 M Street, NW, Washington, District of Columbia		20037
(Address of principal executive offices)		(Zip Code)

(202) 266-5600

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Credit Agreement

In connection with the consummation of the acquisition by OptumInsight, Inc. (“Optum”), a wholly owned subsidiary of UnitedHealth Group Incorporated, of The Advisory Board Company (the “Company”) through a merger (the “Merger”) of Apollo Merger Sub, Inc., a wholly owned subsidiary of Optum (“Merger Sub”), with and into the Company, the Credit Agreement, dated as of February 6, 2015 by and among the Company, JPMorgan Chase Bank, N.A., the lenders party thereto and the other financial institutions party thereto, as amended, was terminated and all obligations outstanding thereunder were paid off and extinguished.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement Closing

On November 17, 2017 (the “Closing Date”), Optum completed the previously announced acquisition of the Company pursuant to the Agreement and Plan of Merger, dated as of August 28, 2017, by and among the Company, Optum, and Merger Sub (the “Merger Agreement”). As a result of the Merger, the Company became a wholly owned subsidiary of Optum effective at approximately 12:23 p.m. EST (the “Effective Time”) on the Closing Date. Pursuant to the Merger Agreement and by virtue of the Merger, at the Effective Time each share of the Company’s common stock outstanding immediately prior to the Effective Time (other than shares of common stock of the Company held in the Company’s treasury, if any, or held by the Company or any wholly owned subsidiary of the Company, if any, and shares of the Company’s common stock held by Optum or Merger Sub or any other direct or indirect wholly owned subsidiary of Optum, if any) was converted into the right to receive $53.81 in cash, without interest (the “Merger Consideration”), consisting of (1) $52.65 in cash, plus (2) an additional amount in cash equal to $1.16, calculated in accordance with the Merger Agreement based on the per-share, after-tax value of the Company’s equity interests in Evolent Health, Inc. Pursuant to the Merger Agreement and by virtue of the Merger, at the Effective Time each share of common stock of Merger Sub outstanding immediately prior to the Effective Time was converted into one share of the common stock of the Company, as the surviving corporation in the Merger, and constitutes the only outstanding shares of the Company.

Pursuant to the Merger Agreement, at the Effective Time:

•

Each Company stock option, other than those granted under the Company’s 2014 supplemental long-term incentive plan that are not vested in accordance with their terms at the Effective Time (such options, the “LTIP Options”), that was held by a grantee who is an active employee, other than an employee of the education business (each, an “Education Employee”), and that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed and converted into an option to purchase a number of shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions as were applicable immediately prior to the Effective Time (except that any performance-based vesting conditions applicable to such option do not apply from and after the Effective Time), equal to the product of (1) the total number of shares of Company common stock subject to such option, multiplied by

(2) the quotient obtained by dividing the (A) Merger Consideration by (B) the volume weighted average of the closing sale price per share of UnitedHealth Group Incorporated common stock on the New York Stock Exchange for the five full consecutive trading days ending on and including the third business day prior to the Closing Date (the “Equity Award Conversion Ratio”), with any fractional shares rounded down to the next lower whole number of shares. The exercise price of such UnitedHealth Group Incorporated options is equal to the quotient obtained by dividing (1) the exercise price per share applicable to the Company option immediately prior to the Effective Time by (2) the Equity Award Conversion Ratio, with any fractional shares rounded up to the next higher number of whole cents.

•	Each LTIP Option that was held by a grantee who is an active employee, other than an Education Employee, and that was outstanding immediately prior to the Effective Time was assumed and converted into an option to purchase a number of shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions as were applicable immediately prior to the Effective Time (provided, however, that the compensation committee of the Company’s board of directors equitably adjusted the performance-based vesting conditions applicable to such award as of immediately prior to the Effective Time), equal to the product of (1) the total number of shares of Company common stock subject to such LTIP Option, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares, and with performance-vesting conditions equitably adjusted to reflect the Merger. The exercise price of such UnitedHealth Group Incorporated options is equal to the quotient obtained by dividing the (1) exercise price per share applicable to the LTIP Option immediately prior to the Effective Time by (2) the Equity Award Conversion Ratio, with any fractional shares rounded up to the next higher number of whole cents.

•	Each Company stock option that was held by a non-employee member of the Company’s board of directors or a former employee, other than a former Education Employee, as of immediately prior to the Effective Time, and that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash equal to the excess, if any, of the Merger Consideration over the per-share exercise price for such option multiplied by the total number of shares of the Company’s common stock underlying such option, payable, less any required withholding taxes, within two business days following the Effective Time.

•	Each Company performance-vested restricted stock unit granted under the Company’s 2014 supplemental long-term incentive plan (an “LTIP PSU”) that was held by a grantee who was an active employee, other than an Education Employee, and that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed and converted into an equivalent UnitedHealth Group Incorporated award denominated in shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions (provided, however, that the compensation committee of the Company’s board of directors equitably adjusted the performance-based vesting conditions applicable to such award as of immediately prior to the Effective Time), equal to the product of (1) the total number of shares of Company common stock subject to such awards, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares, and with performance-vesting conditions equitably adjusted to reflect the Merger.

•	Each Company time-vested restricted stock unit and each Company performance-vested restricted stock unit other than the LTIP PSUs that was held by a grantee who was an active employee, other than an Education Employee, and that was outstanding immediately prior to the Effective Time, whether vested or unvested, was assumed and converted into an equivalent UnitedHealth Group Incorporated award denominated in shares of UnitedHealth Group Incorporated common stock, on the same terms and conditions (except that any performance-based vesting conditions applicable to such awards will not apply from and after the Effective Time), equal to the product of (1) the total number of shares of Company common stock subject to such awards, multiplied by (2) the Equity Award Conversion Ratio, with any fractional shares rounded down to the next lower whole number of shares.

•	Each Company time-vested restricted stock unit that was held by a non-employee member of the Company’s board of directors or a former employee, other than a former Education Employee, as of immediately prior to the Effective Time, and that was outstanding immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive an amount in cash equal to the Merger Consideration multiplied by the total number of shares of the Company’s common stock underlying such restricted stock unit, payable, less any required withholding taxes, within two business days following the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Education Purchase Agreement Closing

Immediately prior to the Merger, the Company completed its previously announced sale of its education business to Avatar Holdco, LLC and EAB Global, Inc., formerly known as Avatar Purchaser, Inc. (collectively, “Education Buyer”), pursuant to the Stock and Asset Purchase Agreement, dated as of August 28, 2017, by and between the Company and Education Buyer (the “Education Purchase Agreement”).

The foregoing description of the Education Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Education Purchase Agreement, a copy of which is included as Exhibit 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)

To the extent required by Item 3.01 of Form 8-K, the information set forth under Item 2.01 of Form 8-K is incorporated by reference in this Item 3.01.

As a result of the Merger, the Company will no longer satisfy the listing requirements of the NASDAQ Global Select Market (“NASDAQ”). Effective as of the closing of trading on the NASDAQ on the Closing Date, the shares of the Company’s common stock, which traded under the symbol “ABCO,” were suspended from trading on the NASDAQ. On the Closing Date, the Company requested that the NASDAQ file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to delist the Company’s common stock from the NASDAQ and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Company intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting that the Company’s common stock be deregistered and that the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act be terminated.

Item 3.03.	Material Modification to Rights of Security Holders.

(a)

To the extent required by Item 3.03 of Form 8-K, the information under Items 2.01 and 3.01 is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

As a result of the Merger, a change of control of the Company occurred, and the Company is now a wholly owned subsidiary of Optum. To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company. To the extent required by Item 5.01 of Form 8-K, the information under Item 2.01 is incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)-(b)

As of the closing under the Education Purchase Agreement, David Felsenthal and Michael Kirshbaum are no longer employed by the Company. As of the Effective Time, all of the directors of the Company resigned from the Board of Directors of the Company. None of such resigning directors stated that his or her departure related to any disagreement with the Company relating to its operations, policies or practices.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

At the Effective Time and pursuant to the Merger Agreement, each of the certificate of incorporation and bylaws of the Company was amended and restated. Copies of the amended and restated certificate of incorporation and amended and restated bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders of the Company (the “Special Meeting”) was held on November 15, 2017. The Special Meeting was held in order to vote upon the following proposals set forth in the Company’s definitive proxy statement for the Special Meeting, filed with the SEC on October 11, 2017, as supplemented:

Proposal 1: To adopt the Merger Agreement (the “Merger Proposal”);

Proposal 2: To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Proposal at the time of the Special Meeting (the “Adjournment Proposal”); and

Proposal 3: To approve, by non-binding, advisory vote, certain compensation that will or may become payable by the Company to its named executive officers in connection with the Merger contemplated by the Merger Agreement (the “Advisory Compensation Proposal”).

At the Special Meeting, the Company’s stockholders approved the Merger Proposal and the Advisory Compensation Proposal. In addition, sufficient votes were received to approve the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Merger Proposal.

As of October 5, 2017, the record date for the Special Meeting, there were 40,758,952 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting.

The final voting results for each proposal were as follows:

Merger Proposal

For	Against	Abstentions	Broker Non-Votes
33,392,830	7,039	128,706	0

Adjournment Proposal

For	Against	Abstentions	Broker Non-Votes
31,809,879	1,591,013	127,683	0

Advisory Compensation Proposal

For	Against	Abstentions	Broker Non-Votes
18,070,215	14,716,270	742,090	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 28, 2017, by and among The Advisory Board Company, OptumInsight, Inc. and Apollo Merger Sub, Inc.* Incorporated by reference to Exhibit 2.1 of The Advisory Board Company’s Current Report on Form 8-K filed on August 29, 2017.

2.2	Stock and Asset Purchase Agreement, dated as of August 28, 2017, by and between The Advisory Board Company, Avatar Holdco, LLC and Avatar Purchaser, Inc.* Incorporated by reference to Exhibit 2.2 of The Advisory Board Company’s Current Report on Form 8-K filed on August 29, 2017.

3.1	Amended and Restated Certificate of Incorporation of The Advisory Board Company.

3.2	Second Amended and Restated Bylaws of The Advisory Board Company.

*	Schedules (and similar attachments) to the Merger Agreement and the Education Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Advisory Board Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Advisory Board Company

Date: November 17, 2017

	By:	/s/ Robert W. Musslewhite
	Name:	Robert W. Musslewhite
	Title:	Chief Executive Officer